EXHIBIT 32

CERTIFICATION
OF
PRINCIPAL EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of China Mobile Media Technology Inc. (the “Company”), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Zhang Zhengyu
Zhang Zhengyu Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ma Qing
Ma Qing Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

August 14, 2008